UNAUDITED SELECTED FINANCIAL DATA (Amounts in thousands, except share and per share data)
Reverse Stock Split
On November 28, 2023, at 5:00 p.m., Eastern Time, Praxis Precision Medicines, Inc. ("Company") effected a 1-for-15 reverse stock split ("Reverse Stock Split") of its common stock, par value $0.0001 per share.
The Company's audited consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2022, and the Company's unaudited condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the three month period ended March 31, 2023, three and six month period ended June 30, 2023, and three and nine month period ended September 30, 2023, are presented without giving effect to the Reverse Stock Split.
The following selected financial data has been derived from the Company's audited consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 7, 2023, and the Company's unaudited condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the three month period ended March 31, 2023, filed with the SEC on May 11, 2023, the three and six month period ended June 30, 2023, filed with the SEC on August 9, 2023, and for the three and nine month period ended September 30, 2023, filed with the SEC on November 7, 2023, and adjusted to reflect the Reverse Split. The Company's historical results may not be indicative of the results that may be expected in the future.
As Reported (audited):

	Years Ended
	December 31, 2022	December 31, 2021
Net loss	$(214,029)	$(167,061)
Net loss per share attributable to common stockholders, basic and diluted	$(4.64)	$(3.94)
Weighted average common shares outstanding, basic and diluted	46,096,737	42,454,055
As Adjusted for the Reverse Stock Split (unaudited):

	Years Ended
	December 31, 2022	December 31, 2021
Net loss	$(214,029)	$(167,061)
Net loss per share attributable to common stockholders, basic and diluted	$(69.65)	$(59.03)
Weighted average common shares outstanding, basic and diluted	3,073,100	2,830,253
As Reported (unaudited):

	Three Months Ended
	March 31, 2023	March 31, 2022
Net loss	$(37,455)	$(68,717)
Net loss per share attributable to common stockholders, basic and diluted	$(0.71)	$(1.51)
Weighted average common shares outstanding, basic and diluted	53,102,907	45,455,179
As Adjusted for the Reverse Stock Split (unaudited):

	Three Months Ended
	March 31, 2023	March 31, 2022
Net loss	$(37,455)	$(68,717)
Net loss per share attributable to common stockholders, basic and diluted	$(10.58)	$(22.68)
Weighted average common shares outstanding, basic and diluted	3,540,185	3,030,339
As Reported (unaudited):

	Three Months Ended
	June 30, 2023	June 30, 2022
Net loss	$(34,312)	$(60,194)
Net loss per share attributable to common stockholders, basic and diluted	$(0.49)	$(1.32)
Weighted average common shares outstanding, basic and diluted	69,740,719	45,542,600
As Adjusted for the Reverse Stock Split (unaudited):

	Three Months Ended
	June 30, 2023	June 30, 2022
Net loss	$(34,312)	$(60,194)
Net loss per share attributable to common stockholders, basic and diluted	$(7.38)	$(19.83)
Weighted average common shares outstanding, basic and diluted	4,649,371	3,036,170
As Reported (unaudited):

	Six Months Ended
	June 30, 2023	June 30, 2022
Net loss	$(71,767)	$(128,911)
Net loss per share attributable to common stockholders, basic and diluted	$(1.17)	$(2.83)
Weighted average common shares outstanding, basic and diluted	61,467,774	45,499,131
As Adjusted for the Reverse Stock Split (unaudited):

	Six Months Ended
	June 30, 2023	June 30, 2022
Net loss	$(71,767)	$(128,911)
Net loss per share attributable to common stockholders, basic and diluted	$(17.51)	$(42.50)
Weighted average common shares outstanding, basic and diluted	4,097,833	3,033,266
As Reported (unaudited):

	Three Months Ended
	September 30, 2023	September 30, 2022
Net loss	$(24,632)	$(43,945)
Net loss per share attributable to common stockholders, basic and diluted	$(0.18)	$(0.96)
Weighted average common shares outstanding, basic and diluted	135,591,429	45,774,376
As Adjusted for the Reverse Stock Split (unaudited):

	Three Months Ended
	September 30, 2023	September 30, 2022
Net loss	$(24,632)	$(43,945)
Net loss per share attributable to common stockholders, basic and diluted	$(2.72)	$(14.40)
Weighted average common shares outstanding, basic and diluted	9,039,427	3,051,622
As Reported (unaudited):

	Nine Months Ended
	September 30, 2023	September 30, 2022
Net loss	$(96,399)	$(172,856)
Net loss per share attributable to common stockholders, basic and diluted	$(1.12)	$(3.79)
Weighted average common shares outstanding, basic and diluted	86,447,174	45,591,888
As Adjusted for the Reverse Stock Split (unaudited):

	Nine Months Ended
	September 30, 2023	September 30, 2022
Net loss	$(96,399)	$(172,856)
Net loss per share attributable to common stockholders, basic and diluted	$(16.73)	$(56.87)
Weighted average common shares outstanding, basic and diluted	5,763,121	3,039,448